SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	August 13, 2002 -------------------

PACIFIC ENTERPRISES
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(Exact name of registrant as specified in its charter)

CALIFORNIA ---------------------------------	1-40 ---------------------------------	94-0743670 ---------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2020 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

ITEM 9.     REGULATION FD DISCLOSURE

          On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Quarterly Report") with the Securities and Exchange Commission.

           Pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following statements of the Registrant's Chief Executive Officer and Chief Financial Officer are being made to accompany the Quarterly Report:

Statement of Chief Executive Officer

          Pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Pacific Enterprises (the "Company") certifies that:

(i) the Quarterly Report on Form 10-Q of the Company filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2002 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/ s / Stephen L. Baum

Stephen L. Baum

Chief Executive Officer

The foregoing statement is being furnished solely to accompany the Quarterly Report pursuant to 18 U.S.C. Sec. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Statement of Chief Financial Officer

          Pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Pacific Enterprises (the "Company") certifies that:

(i) the Quarterly Report on Form 10-Q of the Company filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2002 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Dated: August 13, 2002 / s / Neal E. Schmale

Neal E. Schmale

Chief Financial Officer

The foregoing statement is being furnished solely to accompany the Quarterly Report pursuant to 18 U.S.C. Sec. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Enterprises
Date: August 13, 2002	By: /s/ F. H. Ault -----------------------------------------
Name: F. H. Ault Senior Vice President and Controller